SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 6, 1998

                               Aegis Realty, Inc.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Maryland
                                    --------
                 (State or other Jurisdiction of Incorporation)


         1-13239                                         13-3967879
         -------                                         ----------
(Commission File Number)                    (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333

                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report


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Item 5. Other Events

On February 6, 1998, Arthur G. Hatzopoulos resigned from his position of Vice President of Aegis Realty, Inc. ("Aegis") and Vice President of Related Aegis, Inc., general partner of Related Aegis LP, Advisor to Aegis (the "Advisor").

Also on February 6, 1998, Richard A. Palermo was elected to the positions of Vice President and Controller of Aegis and Vice President and Controller of the general partner of the Advisor by unanimous written consent of the Board of Directors on February 6, 1998.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


(a).    Financial Statements

        Not Applicable

(b).    Pro Forma Financial Information

        Not Applicable

(c).    Exhibits
        3.1.A.  Articles of Incorporation dated as of August 13, 1996(1)
        3.1.B.  Amended Articles of Incorporation dated as of
                September 26, 1996(1)
        3.1.C.  Articles of Amendment and Restatement of Articles of
                Incorporation dated as of October 1, 1997(1)
        3.1.D   Certificate of Correction dated as of October 22, 1997
        3.2     By-Laws
        4.1     Specimen Stock Certificate(2)
        10.1    Advisory Agreement dated as of October 1, 1997
        10.2    Agreement and Plan of Consolidation dated as of October 1, 1997
        10.3    Incentive and Stock Option Plan
        10.4    Omnibus Assignment Agreement dated as of October 1, 1997


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(1) Incorporated by reference to Registrant's Form 10 as filed with the SEC on
    August 1, 1997.


(2) Incorporated by reference to Registrant's Form 10/A-1 as filed with the SEC on September 23, 1997.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                     Aegis Realty, Inc.
                                                     (Registrant)



                                                     BY: /s/ Stuart J. Boesky
                                                         --------------------
                                                         Stuart J. Boesky
                                                         President
         March   , 1998


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